UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       ___________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported)        January 24, 2005




                            BEVERLY ENTERPRISES, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                    1-9550              62-1691861
           --------                    ------              ----------
(State or Other Jurisdiction of      (Commission        (I.R.S. Employer
        Incorporation)               File Number)        Identification No.)


                      One Thousand Beverly Way
                         Fort Smith, Arkansas                   72919
                         --------------------                 ----------
                  (Address of Principal Executive Offices)    (Zip Code)


            Registrant's telephone number including area code   (479) 201-2000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

     The Board of Directors of Beverly Enterprises, Inc. adopted a Shareholder Rights Plan on January 25, 2005. A copy of the press release announcing the adoption of the Rights Plan is attached hereto as Exhibit 99.2.

Item 3.03   Material Modification to Rights of Securities Holders

     The Board of Directors of Beverly Enterprises, Inc. adopted a Shareholder Rights Plan on January 25, 2005. A copy of the press release announcing the adoption of the Rights Plan is attached hereto as Exhibit 99.2.

Item 7.01   Regulation FD Disclosure.

     a. On January 24, 2005, the Company issued a press release announcing that it is aware of the 13-D filing by Appaloosa Management LP, Franklin Mutual Advisors LLC, Formation Capital LLC and Northbrook NBV LLC. The Beverly Board of Directors is reviewing the preliminary expressions of interest referred to in the filing and will respond in due course. A copy of the press release is attached hereto as Exhibit 99.1.

     b. On January 26, 2005, the Company issued a press release announcing the adoption of a Shareholder Rights Plan. A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01   Financial Statement, Pro Forma Financial Information and Exhibits.

         (a)      Exhibits

              Exhibit No.       Exhibit
              -----------       -------
                     99.1       Press Release
                     99.2       Press Release

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
                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 26, 2005         BEVERLY ENTERPRISES, INC.


                                 By:  /s/Pamela H. Daniels
                                    ----------------------------------------
                                 Name:   Pamela H. Daniels
                                 Title:  Senior Vice President, Controller and
                                         Chief Accounting Officer

                                  EXHIBIT INDEX

              Exhibit No.       Exhibit
              -----------       -------
                     99.1       Press Release
                     99.2       Press Release

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